                                  Exhibit 10.1

=====================================================================================================================
HEADLANDS MORTGAGE                                          Statement to Noteholders
=====================================================================================================================
Revolving Home Equity Loan  LIBOR:                         5.58984%  Current Collection Period:   9-1-98 thru 9-30-98
Asset-Backed Certificates   Margin:                        0.20000%  P&S Agreement Date:                3/1/98
Series 1998-1               Class A  Certificate Rate:     5.78984%  Original Closing Date:            3/25/98

                            Class S  Certificate Rate:     1.25000%  Distribution Date:                10/15/98
                            Interest Period 9/15/98 thru      30     Record Date:                      10/14/98
                            10/14/98:

                            Weighted Average Loan Rate:    11.27200% Investor Floating                97.74056%
                                                                     Allocation %:
                            Weighted Average Net Loan      10.59450% Investor Fixed Allocation %:     98.00000%
                            Rate:
                            Maximum Rate:                  10.59450% Pool Factor:                    98.9703368%
=====================================================================================================================

BALANCES
       Beginning Pool Balance                                                                         195,494,106.07
       Beginning Invested Amount                                                                      191,077,539.61
       Beginning Class A Note Balance  -- CUSIP 422093AC8                                             189,611,329.96
       Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                           189,611,329.96

       Ending Pool Balance                                                                            189,319,853.55
       Ending Invested Amount                                                                         191,077,539.61
       Certificateholders Subordinated Balance  (TSA)                                                   3,910,620.04
       Ending Class A Note Balance -- CUSIP   422093AC8                                               189,611,329.96
       Ending Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                              189,611,329.96

       Additional Balances                                                                              3,053,427.65

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                        0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                     0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                         0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                      0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                    140
       Subsequent Mortgage Loan Asset Balance (Current Date)                                            6,174,123.32
       Cumulative Number of all Subsequent Mortgage Loans                                                       1653
       Cumulative Subsequent Mortgage Loan Asset Balance                                               59,420,129.94

       Beginning Loan Count                                                                                    5,387
       Ending Loan Count                                                                                       5,237

DISTRIBUTION AMOUNTS
       Total Investor Noteholders Distribution Amount
                                                                                                        1,112,361.19
       Class A Note Interest
                                                                                                          914,849.39
       Unpaid Class A Note Interest Shortfall (current cycle)                                                   0.00

       Investor Loss Amount                                                                                     0.00
       Previous Investor Loss Amount                                                                            0.00
       Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)                0.00
       Scheduled Principal Collection Payment                                                                   0.00

       Total Class A Note Distribution--CUSIP                                                             914,849.39

       Class S Note Interest                                                                              197,511.80

       Unpaid Class S Note Interest Shortfall (current cycle)                                                   0.00
       Total Class S Note Distribution--CUSIP                                                             197,511.80

LOSSES/RETRANSFERS
       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                               0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                             0.00

DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Note Distribution Amount Allocable to Interest                                        4.7751868
       Total Class S Note Distribution Amount Allocable to Interest                                        1.0309410
       Unpaid Noteholders Interest Shortfall Included in Current Distribution                              0.0000000
       Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

       Total Class A Note Distribution Amount Allocable to Principal                                       0.0000000
       Scheduled Principal Collections Payment                                                             0.0000000
       Accelerated Principal Distribution Amount                                                           0.0000000

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                         0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                              0.0000000

       Total Amount Distributed to Class A Noteholder                                                      4.7751868
       Total Amount Distributed to Class S Noteholder                                                      1.0309410
       Total Amount Distributed to Noteholders                                                             5.8061278

       Credit Enhancement Draw Amount                                                                           0.00

       Class A Service Fee                                                                                 79,004.72

DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                                               41
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                               1,210,000.00
       Number of Mortgages 61 to 90 Days Delinquent                                                               10
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                 282,000.00
       Number of Mortgages 91 to 180 or more Days Delinquent                                                       6
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                        238,738.41
       Number of Mortgages 181 or more Days Delinquent                                                             1
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                               36,426.57
       Number of Mortgage Loans in Foreclosure                                                                     5
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                      252,012.27

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

       Class A Rate for next
       Distribution                            LIBOR        5.40859%                                        5.60859%

=====================================================================================================================
       Spread Account Balance:
                                                                                                          488,736.55
       Spread Account Transfer to Collection Account:                                                           0.00

========================================================================================================================
HEADLANDS MORTGAGE                                       SERVICING CERTIFICATE
========================================================================================================================
Revolving Home Equity Loan  LIBOR:                             5.58984%  Current Collection Period:   9-1-98 thru
                                                                                                      9-30-98
Asset-Backed Certificates   Margin:                            0.20000%  S&S Agreement Date:               3/1/98
Series 1998-1               Class A  Certificate Rate:         5.78984%  Original Closing Date:            3/25/98
                            Class S  Certificate Rate:         1.25000%  Distribution Date:               10/15/98
                            Interest Period 9/15/98 thru          30     Record Date:                     10/14/98
                            10/14/98:

                            Weighted Average Loan Rate:        11.27200% Pool Factor:                    98.9703368%
                            Weighted Average Net Loan Rate:    10.59450% Investor Floating                97.74056%
                                                                         Allocation %:IFAP

                                                                         Investor Fixed Allocation %:     98.00000%

                            Maximum Rate:                      10.59450% Beginning Transferor             2.00000%
                                                                         Interest
                            Servicing Fee Rate:                0.50000%  Spread Account Maximum 3%:     5,864,838.60
                            Premium Fee Rate:                  0.17000%  Required                       1,466,209.65
                                                                         Overcollaterialization Amt:

                            Trustee Fee                        0.00750%  Certificateholders             3,910,620.04
                                                                         Subordinated Amt
========================================================================================================================

BALANCES
           Beginning Pool Balance                                                                        195,494,106.07
           Beginning Invested Amount                                                                     191,077,539.61
           Beginning Certificateholders Subordinated Principal Balance                                     5,883,290.08
           Beginning Class A Certificate Balance -- CUSIP                                                189,611,329.96
           Beginning Class S Certificate Balance (Notional Amount) -- CUSIP                              189,611,329.96
           Overcollateralization Amount                                                                    1,466,209.65
           Overcollateralization Loan Amount                                                                       0.00

           Ending Pool Balance                                                                           189,319,853.55
           Ending Invested Amount                                                                        191,077,539.61
           Ending Certificateholders Subordinated Principal Balance                                        5,883,290.08
           Certificateholders Subordinated Balance  (TSA)                                                  3,910,620.04
           Ending Class A Certificate Balance -- CUSIP                                                   189,611,329.96
           Ending Class S Certificate Balance (Notional Amount) -- CUSIP                                 189,611,329.96

           Additional Balances                                                                             3,053,427.65

           Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                       0
           Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                    0.00
           Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                        0
           Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                     0.00
           Number of all Subsequent Mortgage Loans (Current Date)                                                   140
           Subsequent Mortgage Loan Asset Balance (Current Date)                                           6,174,123.32
           Cumulative Number of all Subsequent Mortgage Loans                                                      1653
           Cumulative Subsequent Mortgage Loan Asset Balance                                              59,420,129.94

           Beginning Loan Count                                                                                   5,387
           Ending Loan Count                                                                                      5,237

COLLECTION AMOUNTS
    1      Aggregate of All Mortgage Collections (Gross)                                                  11,053,478.11
    2      Total Mortgage Interest Collections (Gross)                                                     1,825,797.94
           Servicing Fees (current collection period)                                                         81,455.88
           Deferred Interest Transfer  (DI)                                                                        0.00
        3a      Mortgage Principal Collections                                                             9,227,680.17
        3b      Insurance Proceeds                                                                                 0.00
        3c      Net Liquidation Proceeds                                                                           0.00

    3      Total Mortgage Principal Collections                                                            9,227,680.17
           Aggregate of Transfer Deposits                                                                          0.00
           Investor Loss Amount                                                                                    0.00
           Aggregate Investor Loss Reduction Amount                                                                0.00

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION
           Investor Interest Collections (Gross+DI -Service Fee)*IFAP                                      1,704,929.73
           Investor Principal Collections (zero available until end of funding period)                             0.00
           Transferor Interest Collections                                                                    39,412.33
           Transferor Principal Collections                                                                        0.00

DISTRIBUTION AMOUNTS
           Class A Certificate Interest 5.01 (i)                                                             914,849.39
           Unpaid Class A Certificate Interest Shortfall (current cycle) 5.01(i)                                   0.00
           Class S Certificate Interest 5.01 (ii)                                                            197,511.80
           Unpaid Class S Certificate Interest Shortfall (current cycle) 5.01 (ii)                                 0.00
           Investor Loss Amount  5.01(iii)                                                                         0.00
           Previous Investor Loss Amount 5.01(iv)                                                                  0.00
           Monthly Insurance Premium 5.01(v)                                                                  26,861.61
           Credit Enhancer Reimbursement 5.01(vi)                                                                  0.00
           Accelerated Principal Distribution Amount 5.01(vii)                                                     0.00
           Spread Account Deposit 5.01(viii)                                                                       0.00
           Trustee Fee 5.01 (ix)                                                                               1,221.84
           Payment to Servicer per Section 7.03 5.01 (x)                                                           0.00
           Deferred Interest 5.01 (xi)                                                                             0.00
           Remaining Amount to Transferor 5.01 (xii)                                                         564,485.10
           Total Certificate Distribution Allocable to Interest                                            1,704,929.73

           Maximum Principal Payment                                                                       9,043,126.57
           Alternative Principal Payment                                                                   6,174,252.52
           Guaranteed Principal Distribution Amount (afterTSA= zero)                                               0.00
           Scheduled Principal Collection Payment  (Lesser of Max Prin and AlterPrin)                              0.00
           Accelerated Principal Distribution Amount 5.01(vii)/Investor Loss Amount                                0.00
           Total Certificate Distribution Allocable to Principal                                                   0.00

           Transferor Interest Collections                                                                    39,412.33
           Transferor Interest Collections 5.01 (xii)                                                        564,485.10
           Transferor Principal Collections                                                                        0.00
           Transferor Distribution Amount                                                                    603,897.43

                      LOSSES/RETRANSFERS
           Unpaid Class A Certificate Interest Shortfall Due (From Previous Distributions)                         0.00
           Unpaid Class S Certificate Interest Shortfall Due (From Previous Distributions)                         0.00
           Interest Earned on Shortfall @ applicable Certificate Rate                                              0.00
           Investor Loss Reduction Amount (From Previous Distributions)                                            0.00

                 DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A $1,000 DENOMINATION)
           Total Class A Certificate Distribution Amount Allocable to Interest                                4.7751868
           Total Class S Certificate Distribution Amount Allocable to Interest                                1.0309410
           Unpaid Certificate Interest Shortfall Included in Current Distribution                             0.0000000
           Unpaid Certificate Interest Shortfall Remaining after Current Distribution (Carryover)             0.0000000

           Total Class A Certificate Distribution Amount Allocable to Principal                               0.0000000
           Scheduled Principal Collections Payment                                                            0.0000000
           Accelerated Principal Distribution Amount                                                          0.0000000

           Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                        0.0000000
           Investor Loss Reduction Amounts after Current Distribution (carryover)                             0.0000000

           Total Amount Distributed to Class A Certificateholder                                              4.7751868
           Total Amount Distributed to Class S Certificateholder                                              1.0309410
           Total Amount Distributed to Certificateholders                                                     5.8061278

           Credit Enhancement Draw Amount                                                                          0.00

                  DELINQUENCIES/FORECLOSURES
           Number of Mortgages 30 to 59 Days Delinquent                                                              41
           Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                              1,210,000.00
           Number of Mortgages 60 to 89 Days Delinquent                                                              10
           Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                282,000.00
           Number of Mortgages 90 to 179 or more Days Delinquent                                                      6
           Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                       238,738.41
           Number of Mortgages 180 or more Days Delinquent                                                            1
           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                              36,426.57
           Number of Mortgage Loans in Foreclosure                                                                    5
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                     252,012.27

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                               0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                   0.00

========================================================================================================================
           Prior Month Ending Balance after Purchase of Subsequent Loans:                                        513.97
           Current Funding Accout Deposits:                                                                6,174,252.52
           Withdrawal for Subsequent Loan Purchase:                                                      (6,174,123.32)
           Funding Account Ending Balance:                                                                       643.17
           Funding Account Earnings:                                                                         328,454.50


           Beginning Spread Account Principal Balance: (total cash available to Ambac)                       488,736.55
           Spread Account Deposit (this distribution):                                                             0.00
           Spread Account Withdrawal (this distribution):                                                          0.00
           Ending Spread Account Principal Balance: (total cash available to Ambac)                          488,736.55

           Total Spread Account:                                                                           5,865,566.24
           Net Excess Spead:                                                                                     2.936%

           Capitalized Interest Account Activity:                                                                  0.00
           Capitalized Interest Account Ending Balance:                                                            0.00

           OFFICER'S CERTIFICATE
           All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

           The Attached Servicing Certificate is true and correct in all material respects.


           --------------------------------------------------------------
           A Servicing Officer    Debora M. Toso